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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)                               September 25, 2003

ARCHSTONE-SMITH TRUST

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

                          1-16755                                                                             84-1592064
            (Commission File Number)                                            (I.R.S. Employer Identification No.)

9200 E. Panorama Circle, Suite 400, Englewood, CO                                                          80112

          (Address of Principal Executive Offices)                                                               (Zip Code)

(303) 708-5959

(Registrant's Telephone Number, Including Area Code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
              (a)              Financial Statements fo Business Acquired

                                  None.

              (b)              Pro Forma Financial Statements

                                  None.

              (c)              Exhibits

                                  Exhibit 99.1 Press Release

ITEM 9. REGULATION FD DISCLOSURES

              Archstone-Smith Trust (“Archstone-Smith”) is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. The information in this report (including the exhibit) is f urnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 10 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section or of Section 11 of the Securities Act of 1933 and shall not be deemed incorporated by reference into any registration statement filed under the Securities Act of 1933. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD. 2.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARCHSTONE-SMITH TRUST

Dated: September 25, 2003                                           BY: /S/ R. Scot Sellers
                                                                               R. Scot Sellers,
                                                                                                     Chairman and Chief Executive Officer

INDEX TO EXHIBITS

                                          Exhibit No.                                Description
                                               99.1                      Press Release, dated September 25, 2003